UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024 (July 10, 2024)

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20853	04-3219960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 ANSYS Drive,
Canonsburg, PA 15317
(Address of principal executive offices)

(844) 462-6797
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously announced, on January 15, 2024, ANSYS, Inc., a Delaware corporation (the “Company” or “Ansys”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Synopsys, Inc., a Delaware corporation (“Synopsys” or “Parent”), and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Ansys (the “Merger”), with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

On May 14, 2024, Synopsys received a notice from the State Administration for Market Regulation of the People’s Republic of China, which acknowledges Synopsys’ contemplated acquisition of Ansys is below the Chinese merger notification thresholds set by the State Council but takes the position that Synopsys is required to notify the transaction. On July 10, 2024, Synopsys submitted a notification of transaction to the State Administration for Market Regulation of the People’s Republic of China. The transaction is anticipated to close in the first half of 2025, subject to the receipt of required regulatory approvals and other customary closing conditions.

Ansys Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Ansys’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Ansys and Synopsys, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction, the anticipated benefits thereof, and any filing or action required to consummate the transaction on a timely basis or at all. There are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Ansys’ and Synopsys’ businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Ansys and Synopsys; (iii) Ansys’ ability to implement its business strategy; (iv) pricing trends, including Ansys’ and Synopsys’ ability to achieve economies of scale; (v) potential litigation relating to the proposed transaction that could be instituted against Ansys, Synopsys or their respective directors; (vi) the risk that disruptions from the proposed transaction will harm Ansys’ or Synopsys’ business, including current plans and operations; (vii) the ability of Ansys or Synopsys to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) uncertainty as to the long-term value of Synopsys’ common stock; (x) legislative, regulatory and economic developments affecting Ansys’ and Synopsys’ businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Ansys and Synopsys operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Ansys’ or Synopsys’ financial performance; (xiv) restrictions on Ansys’ or Synopsys’ operations during the pendency of the proposed transaction that may impact Ansys’ or Synopsys’ ability to pursue certain business opportunities or strategic transactions; and (xv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Ansys’ and Synopsys’ response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Ansys’ or Synopsys’ consolidated financial condition, results of operations, or liquidity. Neither Ansys nor Synopsys assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Synopsys and Ansys.  In connection with the proposed transaction, Synopsys filed with the SEC, and the SEC declared effective on April 17, 2024, a registration statement on Form S-4 (File No. 333-277912), that included a prospectus with respect to the shares of common stock of Synopsys to be issued in the proposed transaction and a proxy statement of Ansys, which is referred to herein as the “proxy statement/prospectus.”  Ansys and Synopsys have filed and may continue to file with the SEC other documents regarding the proposed transaction.  This Current Report on Form 8-K is not a substitute for the proxy statement/prospectus or registration statement or any other document that Synopsys or Ansys may file with the SEC. The definitive proxy statement/prospectus has been mailed to all Ansys stockholders as of the record date. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY ANSYS OR SYNOPSYS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Synopsys or Ansys through the website maintained by the SEC at www.sec.gov.

The documents filed by Ansys with the SEC also may be obtained free of charge at Ansys’ website at https://investors.ansys.com/ or upon written request to kelsey.debriyn@ansys.com. The documents filed by Synopsys with the SEC also may be obtained free of charge at Synopsys’ website at https://investor.synopsys.com/overview/default.aspx or upon written request to Synopsys at Synopsys, Inc., 675 Almanor Avenue, Sunnyvale, California 94085, Attention: Investor Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2024

ANSYS, Inc.

By:	/s/ Ajei S. Gopal
Name:	Ajei S. Gopal
Title:	President and Chief Executive Officer